UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2011 (September 15, 2011)

CHINA-BIOTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-110733	98-0393071
(Commission File Number)	(IRS Employer Identification No.)

No. 26 Orient Global Headquarter Lane 118, Yonghe Road Zhabei District, Shanghai 200072 People’s Republic of China
(Address of Principal Executive Offices)	(Zip Code)

(86 21) 3639 1922
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 15, 2011, the staff of the U.S. Securities and Exchange Commission (the “SEC”) informed China-Biotics, Inc. (the “Company”) that it intended to recommend that the Commission institute a public administrative proceeding against the Company for alleged violations of Section 13(a) of the Securities Exchange Act of 1934 and Rules 13a-1 and 13a-13 or 13a-16 promulgated thereunder.  In connection with the contemplated administrative proceeding, the staff may seek to suspend or revoke the registration of each class of the Company’s securities and issue an order suspending for ten days the trading in the Company’s securities.  In accordance with Rule 5(c) of the Commission’s Rules on Informal and Other Procedures, the staff has offered the Company the opportunity to make a Wells submission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA-BIOTICS, INC.

Date: September 20, 2011	By:	/s/ Song Jinan
Song Jinan Chief Executive Officer, President, Treasurer and Secretary